SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 17, 1999



                     FRENCH FRAGRANCES, INC.
      (Exact name of registrant as specified in its charter)



          Florida                 1-6370           59-0914138
 (State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)         File Number)    Identification No.)



        14100 N.W. 60th Avenue
         Miami Lakes, Florida                          33014
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (305) 818-8000







  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

     On May 17, 1999, the Board of Directors of French Fragrances, Inc. (the "Company") approved a share repurchase program of up to $5,000,000 of the Company's Common Stock. Filed herewith and incorporated herein by reference is a copy of the Company press release, dated May 18, 1999, announcing the share repurchase program.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

     (c) Exhibits.

           (99) Press Release dated May 18, 1999.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 19, 1999.            FRENCH FRAGRANCES, INC.


                                By:    /s/ William J. Mueller
                                       ----------------------
                                Name:  William J. Mueller
                                Title: Vice President, Chief
                                       Financial Officer and
                                       Treasurer

                     FRENCH FRAGRANCES, INC.

                             FORM 8-K

                          CURRENT REPORT

                          Exhibit Index


EXHIBIT NO.      DESCRIPTION                              PAGE
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(99)             Press Release dated May 18, 1999.